UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Small-Cap Growth Portfolio (Initial Class)

Annual Report

December 31, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which includes details as to offering price and other information.

Management Discussion

In 2011, extreme market volatility ruled the day with investors following a herd mentality. There was a disconnect between company fundamentals and stock prices driven by macroeconomic fears. The “risk on” vs. “risk off” trade seen over the last 18 months continued throughout 2011 pushing stock price correlation to levels not seen in 80 years. Investors gravitated towards protection and worked feverously to avoid risk. While the U.S. credit rating was downgraded the total return for the Treasury 30 year bond rose 35% in 2011 as investors sought safety at the expense of risk assets like equities. Some estimate that U.S. investors have pulled $1 trillion from actively-managed equity products, creating a fierce headwind for equity prices. Corporate earnings climbed nearly 20% in 2011 but with stocks finishing just about flat on the year, valuations for equities actually declined.

The risks remain largely unchanged over the last 12-18 months: the unresolved European financial crisis, consumer deleveraging, China/India economic growth slowing, foreclosures pressuring housing prices, global election-year politics and near term geo-political risks with Iran and North Korea. Europe appears to be moving into recession and the U.S. continues on its path of sub-average economic growth. We anticipate a slow growth environment with lower highs and higher troughs going forward, as investors of all sorts pursue growth with less leverage and speculation.

After an extremely difficult third quarter for small cap growth stocks driven by European sovereign debt issues and fear of a U.S. recession, domestic macroeconomic data (job market, business output and even housing) showed modest improvement during the fourth quarter. This helped push equities higher and the Russell 2000 Growth Index surged, but still finished the year down 2.91%. The Maxim Small-Cap Growth Portfolio’s return in 2011 was slightly negative, declining by 0.59%, but outperforming the benchmark (Russell 2000 Growth Index) for the year.

The majority the Portfolio’s relative outperformance when compared to the benchmark occurred during the first quarter of 2011. In addition, the Portfolio also exceeded the benchmark in the second and fourth quarters of the year. Stock selection was particularly good in industrials, health care and technology sectors. The Portfolio had four technology companies that were acquired during the year: (1) Savvis (global IT utility provider that delivers secure, reliable and scalable hosting, networking and application services) was acquired by CenturyLink. Savvis allowed CenturyLink to expand its hosting and cloud capabilities for business customers. (2) NCR acquired Radiant Systems at a 28% premium. NCR motivation for the purchase was to take advantage of Radiant Systems’ established position in quick-service and table-service restaurants, specialty and convenience retailers and entertainment venues. (3) RightNow was acquired by Oracle at a 21% premium. Their cloud-based software helps companies manage customer service, powering features such as live chats on corporate websites. The acquisition is intended to allow Oracle to compete more effectively against Salesforce.com. (4) SAP purchased SuccessFactors (another cloud based software company) at a 52% premium. The high price that SAP paid for SuccessFactors suggests how important cloud-based software is to SAP’s future, as well as, the entire software industry. The acquisition of RSC Holdings in the fourth quarter also added to the Portfolio’s strong stock selection within the industrials sector. RSC Holdings gained more than 156% as United Rentals offered to buy the company for a 58% premium. RSC Holdings operates in the equipment rental sector. The rental equipment space is fragmented with the top 4 players controlling 25% of the market. Within this industry, scale and size leads to competitive advantages over the smaller companies as demand shifts to rental from ownership. The acquisition gives United Rental an improved competitive position. The

Portfolio’s health care stocks also added value during the year. Questcor Pharmaceuticals (a specialty pharmaceutical company) rose over 180% last year as the company’s new multiple sclerosis drug drove earnings higher and continued to exceed investor expectations. Stock selection within financial and consumer related stocks negatively impacted absolute returns.

Looking forward into 2012, we believe that the companies we own in the Portfolio will continue to grow revenues at an above average rate, take market share, and leverage their unique disruptive products and services to exceed investor expectations and grow earnings. Our strategic focus seeks to derive the majority of outperformance through stock selection and to minimize the impact of unintended style bias and/or macroeconomic risks. We continue to believe that equities will grind higher over the next few years despite high volatility.

The views and opinions in this report were current as of December 31, 2011 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time. Portfolio returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	Russell 2000 Growth Index
	10,000.00	10,000.00
2002	6,905.00	6,974.00
2003	9,042.10	10,359.18
2004	9,583.72	11,841.58
2005	10,024.57	12,333.00
2006	10,292.23	13,979.46
2007	11,554.05	14,965.01
2008	6,785.70	9,197.50
2009	8,964.58	12,367.87
2010	11,089.65	15,965.69
2011	11,024.22	15,501.09

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-0.59%	1.38%	0.98%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2011

Sector	% of Portfolio Investments
Basic Materials	2.28%
Communications	7.65%
Consumer, Cyclical	17.41%
Consumer, Non-cyclical	21.40%
Energy	6.79%
Financial	5.61%
Industrial	15.10%
Short Term Investments	7.31%
Technology	16.45%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/11)	(12/31/11)	(07/01/11 – 12/31/11)

Actual	$1,000.00	$893.40	$5.21

Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*Expenses are equal to the Portfolio’s annualized expense ratio of 1.10% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 63 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GW Capital Management, LLC

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President & Chief Executive Officer 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer &

Treasurer

2008 (as Treasurer and
Investment Operations
Compliance Officer)

2010 (as Chief Financial
Officer, Treasurer, and
Investment Operations
Compliance Officer)

2011 (as Chief Financial
Officer & Treasurer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer & Treasurer, GW Capital Management, LLC

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 – 2010 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, GW Capital Management, LLC

Ryan L. Logsdon (1974) Assistant Vice President, Counsel & Secretary 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, GW Capital Management, LLC

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP GROWTH PORTFOLO

Schedule of Investments

As of December 31, 2011

Shares			Value

COMMON STOCK
Basic Materials — 2.41%
13,380	Balchem Corp	$	542,425
30,104	Buckeye Technologies Inc		1,006,678
29,215	HB Fuller Co		675,159
18,764	PolyOne Corp		216,724
			2,440,986

Communications — 8.10%
122,995	8x8 Inc (a)		389,894
6,218	Anixter International Inc (a)		370,842
54,583	Aruba Networks Inc (a)(b)		1,010,877
27,929	BroadSoft Inc (a)		843,456
51,068	Calix Inc (a)		330,410
38,697	Cogent Communications Group Inc (a)		653,592
2,985	eLong Inc Sponsored ADR (a)		44,864
33,487	Finisar Corp (a)		560,740
15,246	InterDigital Inc (b)		664,268
8,829	MakeMyTrip Ltd (a)(b)		212,249
30,328	Netgear Inc (a)		1,018,111
45,869	NIC Inc		610,516
15,113	OpenTable Inc (a)(b)		591,372
33,518	Sapient Corp		422,327
15,035	Sourcefire Inc (a)		486,833
			8,210,351

Consumer, Cyclical — 18.43%
9,525	Alaska Air Group Inc (a)		715,232
41,984	Ann Inc (a)		1,040,363
42,984	Ascena Retail Group Inc (a)		1,277,484
14,215	Body Central Corp (a)		354,806
17,329	Buffalo Wild Wings Inc (a)		1,169,881
72,685	Chico’s FAS Inc		809,711
21,360	Coinstar Inc (a)(b)		974,870
51,617	Cooper Tire & Rubber Co		723,154
56,671	Crocs Inc (a)		837,031
4,226	Deckers Outdoor Corp (a)		319,359
16,909	DSW Inc Class A		747,547
12,845	Hibbett Sports Inc (a)		580,337
27,959	Life Time Fitness Inc (a)		1,307,083
27,997	Modine Manufacturing Co (a)		264,852
23,814	Nu Skin Enterprises Inc Class A		1,156,646
5,093	Panera Bread Co Class A (a)		720,405
93,576	Ruby Tuesday Inc (a)		645,674
39,135	Skullcandy Inc (a)(b)		489,970
47,343	Sonic Automotive Inc Class A (b)		701,150
35,787	Steven Madden Ltd (a)		1,234,652
29,025	Titan Machinery Inc (a)		630,713
20,961	Vera Bradley Inc (a)(b)		675,992
31,070	World Fuel Services Corp		1,304,319
			18,681,231

Consumer, Non-cyclical — 22.66%
28,370	Acacia Research - Acacia Technologies (a)		1,035,789
41,412	Cardtronics Inc (a)		1,120,609

Shares			Value

Consumer, Non-cyclical — (continued)
17,655	Catalyst Health Solutions Inc (a)	$	918,060
18,525	Corporate Executive Board Co		705,802
30,409	Cubist Pharmaceuticals Inc (a)		1,204,805
12,284	Diamond Foods Inc		396,405
54,873	Endologix Inc (a)		629,942
39,950	HealthSouth Corp (a)		705,916
7,782	HeartWare International Inc (a)(b)		536,958
52,055	HMS Holdings Corp (a)		1,664,719
48,938	ICON PLC Sponsored ADR (a)		837,329
35,248	Impax Laboratories Inc (a)		710,952
36,757	Incyte Corp Ltd (a)(b)		551,723
44,644	Inter Parfums Inc		694,661
31,931	Kelly Services Inc Class A		436,816
42,668	Kforce Inc (a)		526,096
37,073	Medicines Co (a)		691,041
11,983	Medicis Pharmaceutical Corp Class A		398,435
37,507	Merit Medical Systems Inc (a)		501,844
10,868	Neogen Corp (a)		332,995
25,903	NuVasive Inc (a)		326,119
24,513	Onyx Pharmaceuticals Inc (a)		1,077,346
14,629	Par Pharmaceutical Cos Inc (a)		478,807
25,108	PSS World Medical Inc (a)		607,362
31,482	Questcor Pharmaceuticals Inc (a)		1,309,022
35,148	RSC Holdings Inc (a)		650,238
11,881	Salix Pharmaceuticals Ltd (a)		568,506
19,042	SonoSite Inc (a)		1,025,602
29,187	STERIS Corp		870,356
16,885	Team Health Holdings Inc (a)		372,652
21,231	Viropharma Inc (a)		581,517
13,159	West Pharmaceutical Services Inc		499,384
			22,967,808

Energy — 7.20%
46,677	Basic Energy Services Inc (a)		919,537
7,547	Bill Barrett Corp (a)		257,126
30,440	Flotek Industries Inc (a)		303,182
12,777	GeoResources Inc (a)		374,494
33,545	Gulfport Energy Corp (a)		987,900
12,892	Hornbeck Offshore Services Inc (a)		399,910
124,524	Kodiak Oil & Gas Corp (a)(b)		1,182,978
20,286	Lufkin Industries Inc		1,365,451
4,799	Mitcham Industries Inc (a)		104,810
16,034	Oasis Petroleum Inc (a)(b)		466,429
43,686	Pioneer Drilling Co (a)		422,881
19,215	Stone Energy Corp (a)		506,892
			7,291,590

Financial — 5.94%
38,703	Cathay General Bancorp		577,836
40,409	Encore Capital Group Inc (a)		859,095
45,706	Higher One Holdings Inc (a)(b)		842,819
18,738	Portfolio Recovery Associates Inc (a)		1,265,190
36,735	Stifel Financial Corp (a)		1,177,357

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares			Value

Financial — (continued)
17,715	World Acceptance Corp (a)(b)	$	1,302,052
			6,024,349

Industrial — 15.99%
52,280	AAR Corp		1,002,208
6,445	American Science & Engineering Inc		438,969
39,468	Barnes Group Inc		951,573
21,917	Coherent Inc (a)		1,145,602
20,825	EnPro Industries Inc (a)		686,808
26,436	Forward Air Corp		847,274
16,155	Haynes International Inc		882,063
46,126	Hexcel Corp (a)		1,116,710
39,219	HUB Group Inc Class A (a)		1,271,872
42,909	Knight Transportation Inc		671,097
34,213	MasTec Inc (a)		594,280
42,704	MYR Group Inc (a)		817,355
12,076	Raven Industries Inc		747,504
13,586	Rock-Tenn Co Class A		783,912
12,439	Ryder System Inc		661,008
10,390	Triumph Group Inc		607,296
9,623	Universal Display Corp (a)		353,068
9,232	Valmont Industries Inc		838,173
27,014	Woodward Inc		1,105,683
97,273	Zagg Inc (a)(b)		687,720
			16,210,175

Technology — 17.42%
31,704	Ariba Inc (a)		890,248
29,697	Bottomline Technologies Inc (a)		688,080
18,688	Cavium Inc (a)		531,300
71,172	Cirrus Logic Inc (a)		1,128,076
28,052	Concur Technologies Inc (a)		1,424,761
89,679	InnerWorkings Inc (a)(b)		834,912
77,806	Inphi Corp (a)		930,560
36,208	Medidata Solutions Inc (a)		787,524
30,659	NetSuite Inc (a)		1,243,222
22,285	Opnet Technologies Inc		817,191
33,987	QLIK Technologies Inc (a)		822,485
28,024	Quality Systems Inc		1,036,608
38,928	Semtech Corp (a)		966,193
42,214	SolarWinds Inc (a)		1,179,881
22,448	Stratasys Inc (a)(b)		682,644
36,955	Taleo Corp Class A (a)		1,429,789
11,733	Tangoe Inc (a)		180,688
86,906	TriQuint Semiconductor Inc (a)		423,232
16,924	Ultimate Software Group Inc (a)		1,102,091
15,613	VeriFone Systems Inc (a)		554,574
			17,654,059

TOTAL COMMON STOCK — 98.15% (Cost $93,829,091)		$	99,480,549

Principal Amount		Value

SECURITIES LENDING COLLATERAL
$ 1,499,903	Undivided interest of 8.11% in a repurchase agreement (principal amount/value $18,500,000 with a maturity value of $18,500,103) with HSBC Securities (USA) Inc, 0.05%, dated 12/30/11, to be repurchased at $1,499,903 on 1/3/12, collateralized by U.S. Treasury, 0.25% - 4.25%, 10/31/13 - 11/15/40, with a value of $18,870,075.	$1,499,903

1,499,903	Undivided interest of 6.74% in a repurchase agreement (principal amount/value $22,250,000 with a maturity value of $22,250,074) with RBC Capital Markets Corp, 0.03%, dated 12/30/11, to be repurchased at $1,499,903 on 1/3/12, collateralized by various U.S. Government Agency securities, 4.00% - 6.00%, 3/15/39 - 12/20/41, with a value of $22,703,708.	1,499,903

1,499,903	Undivided interest of 6.11% in a repurchase agreement (principal amount/value $24,550,891 with a maturity value of $24,551,027) with Merrill Lynch, Pierce, Fenner & Smith, 0.05%, dated 12/30/11, to be repurchased at $1,499,903 on 1/3/12, collateralized by various U.S. Government Agency securities, 0.00% - 6.75%, 1/3/12 - 3/1/47, with a value of $25,041,921.	1,499,903

1,499,903	Undivided interest of 7.04% in a repurchase agreement (principal amount/value $21,300,000 with a maturity value of $21,300,118) with JP Morgan Securities, 0.05%, dated 12/30/11, to be repurchased at $1,499,903 on 1/3/12, collateralized by Federal Home Loan Mortgage Corp, 2.13% - 5.94%, 6/1/24 - 3/1/41, with a value of $21,726,050.	1,499,903

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Securities Lending Collateral — (continued)
1,844,442	Undivided interest of 14.78% in a repurchase agreement (principal amount/value $12,478,256 with a maturity value of $12,478,367) with RBS Securities Inc, 0.08%, dated 12/30/11, to be repurchased at $1,844,442 on 1/3/12, collateralized by Federal Home Loan Mortgage Corp, 2.50% - 8.00%, 4/1/12 - 10/1/47, with a value of $12,727,957.	1,844,442

TOTAL SECURITIES LENDING COLLATERAL — 7.74% (Cost $7,844,054)		$7,844,054

TOTAL INVESTMENTS — 105.89% (Cost $101,673,145)	$	107,324,603

OTHER ASSETS & LIABILITIES, NET — (5.89)%	$	(5,968,448)

TOTAL NET ASSETS — 100.00%	$	101,356,155

(a)	Non-income producing security
(b)	A portion or all of the security is on loan at December 31, 2011.
ADR	American Depositary Receipt

Security classes presented herein are not necessarily the same as those used for determining the Portfolio’s compliance with its investment objectives and restrictions, as the Portfolio uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

Maxim Small-Cap Growth Portfolio

ASSETS:
Investments in securities, market value (including $7,630,479 of securities on loan)(a)	$107,324,603
Cash	1,859,385
Dividends receivable	32,210
Subscriptions receivable	100,305

Total Assets	109,316,503

LIABILITIES:
Payable to investment adviser	95,649
Payable upon return of securities loaned	7,844,054
Redemptions payable	11,785
Payable for investments purchased	8,860

Total Liabilities	7,960,348

NET ASSETS	$101,356,155

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$547,280
Paid-in capital in excess of par	104,762,596
Net unrealized appreciation on investments	5,651,458
Accumulated net realized loss on investments	(9,605,179)

TOTAL NET ASSETS	$101,356,155

CAPITAL STOCK:
Authorized	90,000,000
Issued and Outstanding	5,472,800

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$18.52

(a) Cost of investments	$101,673,145

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the fiscal year ended December 31, 2011

Maxim Small-Cap Growth Portfolio

INVESTMENT INCOME:
Interest	$328
Income from securities lending	153,591
Dividends	395,849

Total Income	549,768

EXPENSES:
Audit fees	17,617
Bank and custodian fees	28,297
Management fees	1,038,779
Investment administration fees	88,080
Other	39,554

Total Expenses	1,212,327

Less amount reimbursed by investment adviser	9,531

Net Expenses	1,202,796

NET INVESTMENT LOSS	(653,028)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	17,023,512
Change in net unrealized depreciation on investments	(14,550,957)

Net Realized and Unrealized Gain on Investments	2,472,555

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,819,527

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2011 and 2010

Maxim Small-Cap Growth Portfolio	2011	2010

OPERATIONS:
Net investment loss	$(653,028)	$(650,898)
Net realized gain on investments	17,023,512	22,201,518
Change in net unrealized appreciation (depreciation) on investments	(14,550,957)	3,540,667

Net Increase in Net Assets Resulting from Operations	1,819,527	25,091,287

CAPITAL SHARE TRANSACTIONS:
Shares sold	26,454,284	74,496,403
Shares redeemed	(47,800,664)	(72,237,236)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(21,346,380)	2,259,167

Total Increase (Decrease) in Net Assets	(19,526,853)	27,350,454

NET ASSETS:
Beginning of year	120,883,008	93,532,554

End of year	$101,356,155	$120,883,008

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	1,474,685	4,800,617
Shares redeemed	(2,490,244)	(4,521,610)

Net Increase (Decrease)	(1,015,559)	279,007

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	$00000000	$00000000	$00000000	$00000000	$00000000
	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Small-Cap Growth Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$18.63	$15.06	$11.40	$19.41	$17.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net realized and unrealized gain (loss)	(0.11)	3.57	3.66	(8.01)	2.12

Total Income (Loss) From Investment Operations	(0.11)	3.57	3.66	(8.01)	2.12

NET ASSET VALUE, END OF YEAR	$18.52	$18.63	$15.06	$11.40	$19.41

TOTAL RETURN(a)	(0.59%)	23.71%	32.11%	(41.27%)	12.26%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$101,356	$120,883	$93,533	$65,225	$113,839
Ratio of expenses to average net assets
Before reimbursement	1.11%	1.14%	1.18%	1.17%	1.12%
After reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets
Before reimbursement	(0.61%)	(0.65%)	(0.78%)	(0.65%)	(0.48%)
After reimbursement	(0.60%)	(0.61%)	(0.70%)	(0.58%)	(0.46%)
Portfolio turnover rate	91%	153%	126%	169%	135%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP GROWTH PORTFOLIO

Notes to Financial Statements

As of December 31, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-three portfolios. Interests in the Maxim Small-Cap Growth Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Board of Directors has approved a new share class for the Portfolio, Class L, which became effective with the SEC on July 19, 2011. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and U.S. and foreign news sources.

Securities Lending Collateral:	Matures next day and therefore priced at par.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. At no point during the year did the Portfolio hold securities valued with Level 3 inputs. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year.

	Level 1	Level 2		Level 3		Total
Assets
Equity Investments:
Domestic Common Stock	$98,386,107	$—	$	—	$	98,386,107
Foreign Common Stock	$1,094,442	$—	$	—	$	1,094,442
Securities Lending Collateral	—	7,844,054		—		7,844,054

Total	$99,480,549	$7,844,054	$	—	$	107,324,603

Total Investments(a)	$99,480,549	$7,844,054	$	0	$	107,324,603

(a)	Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in the Fund, may invest in repurchase agreement transactions as a form of security lending collateral, that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio’s policy complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Portfolio intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed net investment income and capital gains. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolio did not incur any interest or penalties.

The Portfolio files U.S. Federal and State tax returns. The statute of limitations on the Portfolio’s U.S. Federal tax returns remain open for the fiscal years ended 2008 through 2011. The statute of limitations on the Portfolio’s State tax returns may remain open for an additional year depending on the jurisdiction.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU No. 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASU No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 does not have an impact on the Portfolio’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Portfolio is evaluating the impact, if any, of ASU No. 2011-04 on the financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC doing business as Maxim Capital Management, LLC (the Adviser), a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.95% of the average daily net assets of the Portfolio. However, the investment adviser is required by contract to reimburse the Portfolio for any expenses which exceed an annual rate, including management fees, of 1.10% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. The Adviser has entered into a sub-advisory agreement with Silvant Capital Management LLC. The Portfolio is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolio until May 13, 2011 when the service moved to an unaffiliated vendor.

The total compensation paid to the independent directors with respect to all sixty-three portfolios for which they serve as Directors was $238,800 for the year ended December 31, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $99,553,291 and $122,551,979, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2011, the U.S. Federal income tax cost basis was $102,590,485. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $13,323,268 and gross depreciation of securities in which there was an excess of tax cost over value of $8,589,150 resulting in net appreciation of $4,734,118.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Portfolio also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2011 the Portfolio had securities on loan valued at $7,630,479 and received collateral of $7,844,054 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements were jointly purchased with other Portfolios and in the event of a default by the counterparty, all Portfolios would share ratably in the collateral.

6.	DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$	-
Undistributed capital gains		-

Net accumulated earnings		0

Net unrealized appreciation on investments		4,734,118
Capital loss carryforwards		(7,684,660)
Post-October losses		(1,003,179)

Tax composition of capital	$	(3,953,721)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. For the year ended December 31, 2011 the Portfolio reclassified permanent book and tax differences of $652,982 from paid-in capital and $46 from accumulated net realized loss on investments to undistributed net investment loss. This adjustment has no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. For the year ended December 31, 2011, the Portfolio utilized $18,371,577 of capital loss carryforwards and had available for federal income tax purposes unused capital loss carryforwards of $7,684,660. Pre-enactment net capital losses consist of $7,684,660 which expire in the year 2017.

7. TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. No ordinary income distributions were declared for the year ended December 31, 2011, and therefore no dividend received deduction is available to the Portfolio’s corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Small-Cap Growth Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Small-Cap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2012

ITEM 2.    CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $418,850 for fiscal year 2010 and $610,000 for fiscal year 2011.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $84,800 for fiscal year 2010 and $79,500 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $238,700 for fiscal year 2010 and $263,400 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1)  Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund’s auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2010 equaled $1,060,100 and for fiscal year 2011 equaled $2,329,700.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)          (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

              (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3)	Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 28, 2012